INCOME TAX - Net deferred tax asset (Details)	Dec. 31, 2020 USD ($)
Deferred tax asset
Startup/organizational expenses	$ 596,809
Unrealized gain on marketable securities	(2,900)
Total deferred tax asset	593,909
Valuation Allowance	$ (593,909)